UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
____________

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2016

INFOBLOX INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35507	20-0062867
(Commission File Number)	(IRS Employer Identification No.)

3111 Coronado Drive Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 986-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Officer

On April 5, 2016, Infoblox Inc. (the “Company”) and Thorsten Freitag mutually agreed that he would step down as the Company’s Executive Vice President, Worldwide Field Operations and provide transition assistance until the termination of his employment on June 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFOBLOX INC.

Date	April 6, 2016	By:	/s/ Janesh Moorjani
Janesh Moorjani
Chief Financial Officer